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Scudder Intermediate Government Trust

Annual Report

December 31, 2001

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

	NYSE Symbol	CUSIP Number
Scudder Intermediate Government Trust	KGT	811163-104

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Performance Summary December 31, 2001

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	7.25%	5.63%	6.67%	6.16%
Based on Market Price	9.73%	5.22%	7.83%	5.96%

Net Asset Value and Market Price
	As of 12/31/01	As of 12/31/00
Net Asset Value	$7.32	$7.32
Market Price	$6.97	$6.81

Distribution Information
Twelve Months: Income Dividends	$.49
December Income Dividend	$.04
Current Annualized Distribution Rate (based on Net Asset Value)+	6.56%
Current Annualized Distribution Rate (based on Market Price)+	6.89%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on December 31, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.
(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Management Review

Scudder Intermediate Government Trust: A Team Approach
to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Intermediate Government Trust is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Scott E. Dolan joined the Advisor in 1989. Mr. Dolan joined the fund team in 1998 and is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Mr. Dolan has over 11 years of investment industry experience.

Portfolio Manager Richard L. Vandenberg joined the Advisor as a portfolio manager in 1996. Mr. Vandenberg joined the fund team in 1996 and has over 25 years of investment management experience.

In the following interview, Portfolio Managers Scott E. Dolan and Richard L. Vandenberg discuss the market environment and their strategy for the trust.

Q: How would you characterize the fixed-income market environment over the past year?

A: Prior to 2001, the Federal Reserve Board was still concerned with the potential for accelerating inflation and an overheating economy. It had just completed a series of increases in short-term interest rates that left the Fed Funds Rate, the overnight interest rate that banks charge each other, at 6.50 percent. By January of 2001, amid increasing signs of a slowing economy, the Fed began an unprecedented series of interest rate cuts. By year end, the Fed Funds Rate had fallen to 1.75 percent. The year also was highlighted by the announcement of the elimination of the 30-year Treasury bond, which represented a benchmark for long-term interest rates. For the entire year, declines in yields for the shortest maturities far outpaced declines for longer maturities, which were nearly unchanged.

Q: How did Scudder Intermediate Government Trust perform in this environment?

A: The trust's total return of 7.25 percent based on changes in net asset value essentially matched the 7.23 percent return of its benchmark, the Lehman Brothers Government Bond Index, for the 12 months ended December 31, 2001. Based on market price, the trust's return for the 12 months ended December 31, 2001, was 9.73 percent. As interest rates declined during the year, our decision to increase the trust's duration, or sensitivity to changes in interest rates contributed to performance. Additionally, we benefited from the decline in short- and intermediate-term interest rates, as we held a significant portion of the trust's assets in short- and intermediate-maturity securities.

Q: How did specific sectors of the bond market perform in 2001?

A: Starting with Treasuries, the most notable event in the first half of the year was the steepening of the yield curve. The yield curve is a graph that shows the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship among short-, intermediate- and long-term interest rates. At the end of 2000, short-term yields were high while longer-term yields were low (creating an "inverted" yield curve), indicating that while short-term rates - driven mainly by Fed policy - were still high, the bond market had begun to anticipate slower growth and lower rates in the future. (Yields tend to reflect expectations for the future, rather than the present.) However, the Fed's series of rate cuts that began early in 2001 allowed shorter-term bonds to outperform long-term bonds. This trend continued through much of the year, and accelerated following the September 11 terrorist attacks as the Fed cut interest rates even more aggressively. In October, the Treasury market rallied on news that the government would no longer issue 30-year bonds. The rally was short-lived, however, as investors came to believe that a pickup in the economy in 2002 could prompt the Fed to begin raising interest rates. As a result, Treasury yields began to soar, while their prices fell, in the final two months of the year.

Q: How did mortgages perform during the past year?

A: In general, mortgage securities lagged Treasury issues of similar duration as mortgage rates declined and refinancing by home owners increased. We made several adjustments to the portfolio during the year to reduce our exposure to prepayments. The trust's allocation to mortgages was reduced from approximately 50 percent going into the year to roughly 45 percent by midyear. We reduced our allocation to higher-coupon 30-year mortgages in favor of lower-coupon mortgages and 15-year mortgages.

Q: What's your outlook for the coming months?

A: We believe the majority of the Fed easing is behind us. It appears that the economy is beginning to show signs of responding to lower interest rates. Manufacturing activity appears to have rebounded from the post-September 11 terrorist attacks. Tax cuts and fiscal spending will add further stimulus to the domestic economy as time passes. Layoffs and a steadily rising unemployment rate may, however, provide a bit of a headwind. We expect there is a risk in the long run that interest rates will rise. Near term, however, we feel that the market may be premature in expecting a reversal in Federal Reserve policy. We would expect mortgage rates to stabilize in this environment, leading to a decrease in refinancings and reduced supply, thus resulting in better performance from the mortgage market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary December 31, 2001

Portfolio Composition	12/31/01	12/31/00

GNMA Securities	37%	52%
U.S. Treasuries	31%	29%
FNMA/FHLMC	27%	17%
Cash Equivalents	5%	2%
	100%	100%

Interest Rate Sensitivity	12/31/01	12/31/00

Average Maturity	6.4 years	7.2 years
Duration	4.5 years	4.4 years

Portfolio composition is subject to change.

For more complete details about the fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Principal Amount ($)	Value ($)
U.S. Treasury Securities 31.0%
U.S. Treasury Note:
3.5%, 11/15/2006	20,500,000	19,756,875
5.625%, 5/15/2008	18,700,000	19,591,242
6.5%, 2/15/2010	2,000,000	2,195,320
U.S. Treasury Bond:
5.0%, 8/15/2011	4,700,000	4,685,289
6.125%, 11/15/2027	3,000,000	3,144,840
6.25%, 8/15/2023	6,000,000	6,347,820
8.875%, 2/15/2019	3,575,000	4,796,077
10.375%, 11/15/2012	17,800,000	22,806,250
Total U.S. Treasury Securities (Cost $85,372,788)		83,323,713

Government National Mortgage Association 37.0%
Government National Mortgage Association:
5.5% with various maturities until 12/15/2031	6,500,001	6,205,422
6.0% with various maturities until 6/15/2031	5,115,081	5,040,537
6.5% with various maturities until 1/1/2032 (c)	26,045,174	26,218,720
7.0% with various maturities until 7/15/2031	21,518,030	22,023,870
7.5% with various maturities until 1/1/2032 (c)	20,915,795	21,636,020
8.0% with various maturities until 1/1/2032	16,541,486	17,340,614
8.5% with various maturities until 5/15/2031	646,449	685,672
9.0% with various maturities until 8/15/2022	197,017	213,709
Total Government National Mortgage Association (Cost $99,428,041)		99,364,564

Federal National Mortgage Association 25.1%
Federal National Mortgage Association:
5.25%, 1/15/2009	39,600,000	39,234,888
5.5%, 4/1/2016	872,548	859,241
6.0% with various maturities until 10/1/2016	7,640,275	7,672,822
6.5% with various maturities until 1/1/2032 (c)	14,238,293	14,261,152
7.0% with various maturities until 11/1/2030	98,456	101,275
7.5%, 3/1/2015	55,365	58,021
7.5%, 8/25/2041	4,971,479	5,147,369
8.0%, 8/1/2030	17,057	17,886
8.5% with various maturities until 9/1/2030	76,223	80,986
Total Federal National Mortgage Association (Cost $68,121,819)		67,433,640

Federal Home Loan Mortgage Corp. 2.4%
Federal Home Loan Mortgage Corp.:
5.5%, 7/15/2006	3,000,000	3,083,430
6.0%, 1/1/2029	2,000,000	1,967,100
7.5%, 11/1/2030	41,032	42,389
8.5% with various maturities until 7/1/2030	250,174	266,014
9.0% with various maturities until 8/15/2021	17,349	18,861
10.25%, 3/1/2016	917,960	1,014,768
Total Federal Home Loan Mortgage Corp. (Cost $6,398,258)		6,392,562

Cash Equivalents 4.5%
Zurich Scudder Cash Management QP Trust, 2.03% (b) (Cost $11,991,112)	11,991,112	11,991,112
Total Investment Portfolio - 100.0% (Cost $271,312,018) (a)		268,505,591

(a) The cost for federal income tax purposes was $271,601,046. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $3,095,455. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $619,220 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,714,675.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $271,312,018)	$ 268,505,591
Cash	10,000
Receivable for investments sold	6,494,188
Receivable for when-issued and forward delivery securities	18,681,328
Interest receivable	2,403,509
Total assets	296,094,616
Liabilities
Payable for when-issued and forward delivery securities	45,156,084
Payable for investments purchased	1,946,562
Accrued management fee	166,097
Other accrued expenses and payables	97,328
Total liabilities	47,366,071
Net assets, at value	$ 248,728,545
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(2,806,427)
Forward delivery pools	(16,037)
Accumulated net realized gain (loss)	(19,012,782)
Paid-in capital	270,563,791
Net assets, at value	$ 248,728,545
Net Asset Value
Net asset value per share ($248,728,545 / 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Interest	$ 14,493,979
Total Income	14,493,979
Expenses: Management fee	2,008,924
Services to shareholders	59,292
Custodian fees	23,346
Auditing	39,559
Legal	20,738
Trustees' fees and expenses	25,625
Reports to shareholders	66,762
Other	36,572
Total expenses, before expense reductions	2,280,818
Expense reductions	(402)
Total expenses, after expense reductions	2,280,416
Net investment income	12,213,563
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,620,786
Futures	1,595,296
10,216,082
Net unrealized appreciation (depreciation) during the period on: Investments	(4,961,886)
Futures	(985,825)
(5,947,711)
Net gain (loss) on investment transactions	4,268,371
Net increase (decrease) in net assets resulting from operations	$ 16,481,934

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income	$ 12,213,563	$ 14,702,117
Net realized gain (loss) on investment transactions	10,216,082	5,563,079
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,947,711)	4,178,004
Net increase (decrease) in net assets resulting from operations	16,481,934	24,443,200
Distributions to shareholders from: Net investment income	(16,657,040)	(18,244,937)
Increase (decrease) in net assets	(175,106)	6,198,263
Net assets at beginning of period	248,903,651	242,705,388
Net assets at end of period	$ 248,728,545	$ 248,903,651
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001[c]	2000	1999	1998	1997
Per share operating performance
Net asset value, beginning of period	$ 7.32	$ 7.14	$ 7.85	$ 7.86	$ 7.90
Income (loss) from investment operations:
Net investment income	.36[a]	.43[a]	.42[a]	.52	.58
Net realized and unrealized gain (loss) on investment transactions	.13	.29	(.55)	.07	.04
Total from investment operations	.49	.72	(.13)	.59	.62
Less distributions from: Net investment income	(.49)	(.54)	(.43)	(.56)	(.59)
Tax return of capital	-	-	(.15)	(.04)	(.07)
Total distributions	(.49)	(.54)	(.58)	(.60)	(.66)
Net asset value, end of period	$ 7.32	$ 7.32	$ 7.14	$ 7.85	$ 7.86
Market value, end of period	$ 6.97	$ 6.81	$ 6.44	$ 7.56	$ 7.56
Total Return
Based on net asset value (%)[b]	7.25	11.32	(1.29)	7.80	8.18
Based on market value (%)[b]	9.73	14.91	(7.61)	8.13	15.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249	249	243	267	267
Ratio of expenses before expense reductions (%)	.91	.93	.98	.91	.95
Ratio of expenses after expense reductions (%)	.91	.92	.98	.91	.95
Ratio of net investment income (loss) (%)	4.88	6.08	5.64	6.68	7.44
Portfolio turnover rate (%)	523	729	821	422	351

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
c As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Intermediate Government Trust (the "Fund"), formerly Kemper Intermediate Government Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $18,578,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 ($6,375,000) and December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $146,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily related to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (18,578,000)
Unrealized appreciation (depreciation) on investments	$ (3,095,455)

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 16,657,040

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term instruments, U.S. treasury securities and mortgage dollar roll transactions) aggregated $785,173,079 and $797,503,469, respectively. Purchases and sales of U.S. treasury securities aggregated $457,560,605 and $457,070,605, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $47,200,000 and $47,200,000, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $24,000, of which $8,626 is unpaid at December 31, 2001.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2001, totaled $281,965 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2001, the Fund's custodian fees were reduced by $402 under these arrangements.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $12,315 reduction in cost of securities and a corresponding $12,315 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $1,131,483, increase unrealized appreciation (depreciation) by $39,957 and increase net realized gains (losses) by $1,091,526. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Intermediate Government Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Intermediate Government Trust, formerly Kemper Intermediate Government Trust, (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Intermediate Government Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts February 5, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distribution."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Kemper Service Company
P.O. Box 219066
Kansas City, Missouri 64121-6066
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares Held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective April 1, 2002, the Board of Trustees of the Fund has amended the Fund's Dividend Reinvestment Plan and, in connection with that amendment, has approved the appointment of UBS PaineWebber ("UBS") as Plan Agent, replacing UMB Bank, N.A. Participants in the Plan have been notified of these amendments. No action is required on the part of participants with respect to their status in the Plan.

Shareholder Meeting Results

The Annual Meeting of Shareholders (the "Meeting") of Scudder Intermediate Government Trust (the "fund") was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below):

1. To elect twelve Trustees to the Board of Trustees (effective July 1, 2001).

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	32,989,154	371,955
Lewis A. Burnham	33,022,080	339,029
Mark S. Casady	33,024,704	336,405
Linda C. Coughlin	33,027,422	333,687
Donald L. Dunaway	33,023,958	337,151
James R. Edgar	32,999,429	361,680
William F. Glavin, Jr.	33,022,300	338,809
Robert B. Hoffman	32,985,998	375,111
Shirley D. Peterson	33,023,416	337,693
Fred B. Renwick	32,995,815	365,294
William P. Sommers	33,016,725	344,384
John G. Weithers	33,024,880	336,229

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
33,117,279	87,252	156,578

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
John W. Ballantine (55)
Trustee	2001 to present	Retired 1998; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/ The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996)	85	First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
Lewis A. Burnham (68)
Trustee	2001 to present	Retired 1998; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	85	None
Donald L. Dunaway (64)
Trustee	2001 to present	Retired 1994; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer)	85	None
James R. Edgar (55)
Trustee	1999 to present	Distinguished Fellow, University of Illinois Institute of Government and Public Affairs; formerly, Governor, State of Illinois	85	Kemper Insurance Companies; John B. Sanfilippo & Son, Inc.; Horizon Group Properties, Inc.
Robert B. Hoffman (65)
Trustee	2001 to present	Retired 2000; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for mining and paper industries); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	85	None
Shirley D. Peterson (60)
Trustee	2001 to present	Retired 2000; formerly, President, Hood College; prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice	85	Bethlehem Steel Corp.
Fred B. Renwick (71)
Trustee	1995 to present	Retired 2001. Professor Emeritus of Finance, New York University, Stern School of Business	85	The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; The Investment Fund for Foundations; American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America

William P. Sommers (68)
Trustee	2001 to present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)	85	PSI Inc.; Evergreen Solar, Inc.; Litton Industries; SRI/Atomic Tangerine
John G. Weithers (68)
Trustee	1993 to present	Retired 1992; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange	85	Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems

Interested Trustees*
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Mark S. Casady (41)
Trustee and President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.	85	None
Linda C. Coughlin (49)
Trustee and Chairperson	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
William F. Glavin, Jr. (43)
Trustee	2001 to present	Managing Director, Zurich Scudder Investments, Inc. (April 1997 to present), prior thereto, Executive Vice President of Market and Product Development of an unaffiliated investment management firm.	85	None

* Each trustee listed under the heading "Interested Trustees" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an officer of the fund's investment manager.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the fund is an employee of Zurich Scudder Investments, Inc.

Officers
Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Mark S. Casady (41)	President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Philip J. Collora (56)	Vice President and Assistant Secretary	1990 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Linda C. Coughlin (49)	Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Scott E. Dolan (35)	Vice President	2002 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Richard L. Vandenberg (52)	Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Linda J. Wondrack (37)	Vice President	1998 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)	Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)	Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)	Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
John Millette (39)	Secretary	2001 to present	Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)	Assistant Secretary	1998 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121 (800) 294-4366
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Shareholder Information

Zurich Scudder Investments, Inc.

Web information available at cef.scudder.com (800) 349-4281

Notes